Exhibit 99.2

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: February 1 - February 28, 2009

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

		Document	Available	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Upon Request	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Accounts Payables	MOR-4	N/A
Accounts Receivable Aging		N/A
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Daniel T. Warzenski Signature of Debtor	March 24, 2009 Date

Signature of Joint Debtor	Date

/s/ Daniel T. Warzenski Signature of Authorized Individual*	March 24, 2009 Date

Daniel T. Warzenski Printed Name of Authorized Individual	V.P. Finance & Chief Financial Officer Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: February 1 - February 28, 2009

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS [1]

	BANK ACCOUNTS					CURRENT MONTH			FILING TO DATE
		STORE WORKING
	GEN OPER.	FUNDS	UTILITY DEP	SALES TAX	ALASKA	ACTUAL	PROJECTED [2]		ACTUAL
CASH (LOAN BALANCE) BEGINNING OF MONTH	(79,360)	843	270	7,268	15	(70,965)	(73,588)		(68,811)

RECEIPTS
CASH SALES	28,396					28,396	5,801		45,921
CREDIT CARD RECEIVABLES	6,929					6,929	27,835		11,959
LOANS AND ADVANCES						-	-		-
SALE OF ASSETS						-	-	-	-
OTHER	(27)	4	-	-	18	(4)	647		2
TRANSFERS (FROM DIP ACCTS)	(3,385)			3,406	(21)	-	(1,232)		-

TOTAL RECEIPTS	$ 31,913	$ 4	$ -	$ 3,406	$ (2)	$ 35,320	$ 33,051		$ 57,882

DISBURSEMENTS
ADVERTISING	1,259					1,259	1,055		1,651
MERCHANDISE (INCLUDING FREIGHT)	21,405					21,405	20,397		33,503
RENT	2,398					2,398	2,601		2,421
PAYROLL, PAYROLL TAXES, AND BENEFITS	7,941					7,941	8,528		12,103
UTILITIES	209					209	630		209
INSURANCE	36					36	144		36
SALES AND OTHER TAXES	130			9,304		9,433	-		9,909
GENERAL OPERATING	1,838					1,838	2,699		1,971
FINLAY LICENSE	1,318					1,318	737		1,546
FINANCING EXPENSES	343					343	668		2,940
PROFESSIONAL FEES	-					-	540		-
OTHER	1,776					1,776	1,030		1,882
TOTAL DISBURSEMENTS	$ 38,653	$ -	$ -	$ 9,304	$ -	$ 47,956	$ 39,030		$ 68,171

DRAW ON LC	-					-	-		4,500
ADJUSTMENTS FOR OVERFUNDING	4					4	-		4
NET CASH FLOW	$ (6,744)	$ 4	$ -	$ (5,897)	$ (2)	$ (12,640)	$ (5,979)		$ (14,793)
(RECEIPTS LESS DISBURSEMENTS)

CASH (LOAN BALANCE)- END OF MONTH	$ (86,104)	$ 846	$ 270	$ 1,370	$ 13	$ (83,605)	$ (79,567)		$ (83,605)

[1] The cash balances and activity on this schedule represents the following balance sheet items: Unrestricted Cash and Cash Equivalents, Restricted Cash and Cash Equivalents, and Revolver Line of Credit. The balance of the revolver line of credit as of 2/28/09 was $88,643k.

[2] 'Projected' amounts reflect projections per the DIP budget (based on weeks ending each Monday) and reflect projected activity for the period February 3 - March 2, 2009. The projected column does not include activity in the other general operating, Alaska, and sales tax accounts.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: February 1 - February 28, 2009

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				AMOUNT PAID		TOTAL PAID TO DATE
PAYEE	PERIOD COVERED	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	FEES	EXPENSES	FEES	EXPENSES	AMOUNT ACCRUED	TOTAL INCURRED AND UNPAID
O'Melveny & Meyers	1/14 to 2/28/09							1,100,000	1,100,000
FTI Consulting	1/14 to 2/28/09							1,050,000	1,050,000
Richards, Layton & Finger	1/14 to 2/28/09							150,000	150,000
Kurtzman Carson Consultants	1/14 to 2/28/09							50,000	50,000
Cooley Godward Kronish	1/14 to 2/28/09							200,000	200,000
Loughlin Meghji & Company	1/14 to 2/28/09							100,000	100,000
Financial Dynamics	1/14 to 2/28/09							25,000	25,000
TOTAL PAYMENTS TO PROFESSIONALS			$ -	$ -	$ -	$ -	$ -	$ 2,675,000	$ 2,675,000

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: February 1 - February 28, 2009

STATEMENT OF OPERATIONS - Income Statement

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month (in 000's)	Filing to Date (in 000's)
Net Sales	31,261	51,989
Net Leased Department Revenue	255	369
Net Credit Revenue	415	699
Total Revenues	31,931	53,057
COST OF GOODS SOLD
Cost of Goods Sold	25,657	41,109
Gross Profit	6,274	11,948
OPERATING EXPENSES
Advertising	929	1,208
Bad Debts	(6)	4
Contributions	-	4
Employee Benefits Programs	1,350	2,262
Insider Compensation*	194	308
Insurance	277	422
Repairs and Maintenance	289	497
Rent and Lease Expense	2,604	4,336
Salaries/Commissions/Fees	6,413	10,582
Supplies	132	302
Taxes	549	766
Travel and Entertainment	24	51
Utilities	560	897
Other (attach schedule)	(51)	(26)
Total Operating Expenses Before Depreciation	13,264	21,613
Depreciation/Depletion/Amortization	1,334	2,111
Net Profit (Loss) Before Other Income & Expenses	(8,324)	(11,776)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	(14)	(22)
Interest Expense	479	724
Net Profit (Loss) Before Reorganization Items	(8,789)	(12,478)
REORGANIZATION ITEMS
Professional Fees	1,850	2,675
U. S. Trustee Quarterly Fees	10	20
Other Reorganization Expenses (attach schedule)	468	769
Total Reorganization Expenses	2,328	3,464
Income Taxes	-	76
Net Profit (Loss)	$ (11,117)	$ (16,018)

Notes:

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: February 1 - February 28, 2009

STATEMENT OF OPERATIONS - continuation sheet

		Cumulative
	Month ($ in 000s)	Filing to Date ($ in 000s)
Other Operational Expenses
Services Purchased	1,371	2,058
Unclassified	5	42
Communications	88	139
Postage	53	138
Professional Fees	188	452
Costs capitalized under Uniform Capitalization Rules [1]	(1,757)	(2,856)
(Gain) Loss on Assets	(5)	(5)
Store Closure Costs	6	6

Total Other Operational Expenses	(51)	(26)
Other Income
Rental income	(12)	(17)
Miscellaneous income	(2)	(5)

Total Other Income	(14)	(22)
Other Reorganization Expenses
Amortization of DIP loan fees	468	769

Total Other Reorganization Expenses	468	769

[1] Uniform Capitalization Rules require capitalization of certain indirect buying, handling and distribution costs to better match these costs with the related sales.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: February 1 - February 28, 2009

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS	(in 000's)	(in 000's)
Unrestricted Cash and Cash Equivalents	$ 3,397	$ 7,408
Restricted Cash and Cash Equivalents [1]	1,641	-
Credit Card Receivables	2,760	-
Accounts Receivable (Net)	3,920	2,944
Inventories	118,061	126,552
Prepaid Expenses (attach schedule)	8,575	3,849
Professional Retainers	493	493
Other Current Assets (attach schedule)	10,343	8,216
TOTAL CURRENT ASSETS	$ 149,190	$ 149,462
PROPERTY AND EQUIPMENT
Real Property and Improvements	60,652	60,652
Machinery and Equipment	61,341	61,313
Furniture, Fixtures and Office Equipment	89,942	89,942
Leasehold Improvements	65,469	65,463
Vehicles	420	420
Construction in progress	2,277	2,187
Less Accumulated Depreciation	(153,417)	(151,228)
TOTAL PROPERTY & EQUIPMENT	$ 126,684	$ 128,749
OTHER ASSETS
Loans to Insiders*	-	-
Other Assets (attach schedule)	8,130	5,166
TOTAL OTHER ASSETS	$ 8,130	$ 5,166

TOTAL ASSETS	$ 284,004	$ 283,377

	BOOK VALUE AT END OF	BOOK VALUE
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	6,070
Taxes Payable (refer to FORM MOR-4)	4,277
Wages Payable	3,085
Rent / Leases - Building/Equipment	1,289
Secured Debt / Adequate Protection Payments	88,643
Professional Fees	2,695
Amounts Due to Insiders	72
Other Postpetition Liabilities (attach schedule)	44,535
TOTAL POSTPETITION LIABILITIES	$ 150,666	$ -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	3,249	76,069
Priority Debt	720	37
Unsecured Debt	54,272	54,533
Other Pre-petition Liabilities (attach schedule)	2,471	64,099
TOTAL PRE-PETITION LIABILITIES	$ 60,712	$ 194,738

TOTAL LIABILITIES	$ 211,378	$ 194,738
OWNER EQUITY
Capital Stock	137	137
Additional Paid-In Capital	78,007	78,002
Retained Earnings - Pre-Petition	11,987	11,987
Retained Earnings - Postpetition	(16,018)
Adjustments to Owner Equity (attach schedule)	(1,487)	(1,487)
NET OWNER EQUITY	72,626	88,639

TOTAL LIABILITIES AND OWNERS' EQUITY	$ 284,004	$ 283,377

[1] Restricted Cash and Cash Equivalents represents cash held in separate accounts for utility and tax adequate assurance payments.

DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: February 1 - February 28, 2009

BALANCE SHEET - continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Prepaid Expenses
Prepaid insurance	1,034	1,167
Workers compensation prepaid	889	889
Prepaid advertising	679	219
Prepaid health and other	105	122
Prepaid rent	2,328	-
Prepaid expenses	578	1,094
Prepaid property taxes	287	358
Prepaid merchandise	2,675

Total Prepaid Expenses	8,575	3,849
Other Current Assets
Supplies	1,393	1,534
Workers compensation reserves	6,118	6,118
Deferred loan fees	2,044	4
Other receivables	236	373
Salary support receivable	550	184
Other	2	3

Total Other Current Assets	10,343	8,216
Other Assets
Intangibles - lease rights	804	813
Investment in partnership	1,790	1,810
Credit card and other deposits	1,683	-
Straightline lease	2,513	2,543
Prepaid rent	1,340	-

Total Other Assets	8,130	5,166
	BOOK VALUE AT END OF	BOOK VALUE
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Liabilities and Other Pre-petition Liabilities
Other Postpetition Liabilities
Cash management liability (bank overdraft)	3,684	-
Gift and merchandise cards	5,813	-
Vacation payable	434	-
Payroll deductions payable	1,057	-
Sales return reserve	1,663	-	[1]
Workers compensation insurance reserves	6,118	-	[1]
Other insurance reserves	309	-	[1]
Deferred revenue	6,659	-
Deferred rent	5,169	-
Intangibles - lease rights	202	-
Fin 48 liability	1,008	-
Deferred taxes	3,512	-
Capital leases	8,907	-
Total Other Postpetition Liabilities	44,535	-

Other Prepetition Liabilities
Accrued expenses		5,162	[2]
Gift and merchandise cards		7,738	[2]
Sales and payroll taxes payable		10,495	[2]
Wages payable		2,030	[2]
Vacation payable	2,471	2,990
Payroll deductions payable		304	[2]
Accrued accounting fees		520
Pension liability		97
Other accruals prepetition		599
Store party fund		63
Vendor supported events		220
Sales return reserve		1,663	[1]
Workers compensation insurance reserves		6,118	[1]
Other insurance reserves		259	[1]
Deferred revenue		6,699
Deferred rent		5,466
Intangibles - lease rights		208
Fin 48 liability		1,008
Deferred taxes		3,512
Capital leases		8,948

Total Other Prepetition Liabilities	2,471	64,099
Adjustments to Owner Equity
Treasury stock	(1,487)	(1,487)

[1] Represents reserves that are reevaluated on a quarterly basis.
[2] Represents employee programs that were continued postpetition per Court order.

DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: February 1 - February 28, 2009

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount		Ending
	Tax	Withheld or	Amount	Tax
	Liability	Accrued	Paid	Liability
Federal
Withholding	256,593	535,166	(509,690)	282,069
FICA	506,802	1,039,916	(1,003,493)	543,225
Unemployment	32,082	44,496	-	76,578
Total Federal Taxes	$ 795,477	$ 1,619,578	$ (1,513,183)	$ 901,872
State and Local
Withholding	84,788	172,917	(164,434)	93,271
Sales & Excise [1]	1,461,489	2,340,422	(1,295,040)	2,506,871
Unemployment	100,513	139,634	(2,921)	237,226
Real Property	184,723	323,184	-	507,907
Personal Property [2]	8,398	14,466	-	22,864
Workers Compensation	2,149	3,694	-	5,843
Other: Local	414	635	-	1,049
Total State and Local	1,842,474	2,994,952	(1,462,395)	3,375,031
Total Taxes	$ 2,637,951	$ 4,614,530	$ (2,975,578)	$ 4,276,903

[1] Sales and Excise taxes are paid one month in arrears.

[2] Personal Property Taxes are paid on an annual basis.

* Copies of tax returns are available upon request.

SUMMARY OF ACCOUNTS PAYABLE

Note: The Company does not analyze or prepare the aging of its accounts payable.

DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: February 1 - February 28, 2009

ACCOUNTS RECEIVABLE AGING

Accounts Receivable Aging	Amount

Note: The Company does not analyze or prepare the aging of its accounts receivable.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business		X
this reporting period? If yes, provide an explanation below. [1,2]
2. Have any funds been disbursed from any account other than a debtor in possession		X
account this reporting period? If yes, provide an explanation below.
3. Have all postpetition tax returns been timely filed? If no, provide an explanation	N/A
below.
4. Are workers compensation, general liability and other necessary insurance	X
coverages in effect? If no, provide an explanation below.
5. Has any bank account been opened during the reporting period? If yes, provide	X
documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. [3]